EXHIBIT 10.21

Merger, Assignment and Shareholder Agreement

This Merger Agreement (hereinafter the "Agreement") is entered into effective as of this August 15, 2007, by and among TMT Capital Corporation., a Florida corporation (hereinafter "TMTP"),  Worldwide Wireless, LLC, a Nevada limited liability corporation (hereinafter “WWW”), Freedom Wireless Corporation, a Florida corporation (hereinafter “FREE”), and five individuals, and/or through their own respective entity, Manny Vierra, Chris van der Merwe, Jerry Berman, Mike Benkert and Steve HSV, who each independently, desire and agree to become shareholders in the post-merger FREE (hereinafter “Individuals”), the owners of the outstanding pre-merger shares of common stock of TMTP (hereinafter the "TMTP Shareholders"), the owners of the outstanding pre-merger shares of common stock of WWW (hereinafter the "WWW Managing Members & Shareholders").  TMTP, WWW, FREE, and Individuals are all collectively (hereinafter named “All Parties”), and

WHEREAS, the TMTP Shareholders own all of the issued and outstanding common stock of TMTP (the "TMTP Common Stock") and TMTP desires to acquire fifty one percent (51%), representing 37,418,778 shares of the issued and outstanding voting common stock of FREE (the “FREE Common Stock”), and 4,000,000 stock options, at par, in FREE (the “FREE Stock Options”) in exchange for thirty million shares (30,000,000) of voting common stock of TMTP, thereby making FREE a subsidiary of TMTP (hereinafter the “Merger”); and

WHEREAS, the Individuals shall receive, collectively, 15,000,000 TMTP stock options, at par, as outlined in Exhibit “Q”.

WHEREAS, The Torruella Family Trust, LLC shall receive 10,000,000 FREE stock options, at par, Susan Stans will receive 2,000,000 FREE stock options at par, Charly McCue shall receive 1,000,000 stock options in FREE at par, and TMT Capital Corporation shall receive 2,000,000 stock options at par, as part of the Merger, and as outlined in Exhibit “Q”.

WHEREAS, the WWW Managing Members, Members, Officers and Shareholders, collectively referred to as “WWW” (as outlined in Exhibit “A”).  own all of the issued shares of WWW and all WWW liabilities, potential future liabilities, all WWW assets and potential future assets, including right, patents or assets that are tangible or intangible (hereinafter WWW Assets & Liabilities, as outlined in Exhibit “B”).

WHEREAS, WWW owns certain assets and liabilities and desires and agrees to irrevocably assign all asset rights, remedies, benefits, agreements, whether tangible or intangible, in whole or in part, to FREE, on or before closing, and agrees to irrevocable assign all assets to FREE, (hereinafter  “WWW Assignment Agreement” as seen in Exhibit “C”); and

WHEREAS, Individuals, and/or through their own respective entity, (as outlined in Exhibit “D”) owns certain assets and liabilities (hereinafter “Individual Assets and Liabilities” as seen in Exhibit “E”); and desire to acquire forty nine percent (49%) 35,951,375 of the issued and outstanding voting common stock of FREE (as seen in Exhibit “P”), in exchange to enter in to agreements and assignments, whether in whole or in part, with FREE  and

WHEREAS, Individuals desire and agree to irrevocably assign all asset rights, remedies, benefits, agreements, whether tangible or intangible, in whole or in part (hereinafter “Individual Assignment Agreements” as outlined in Exhibit “F”) to FREE, on or before closing, that directly relate to the FREE business plan, (as outlined in Exhibit “G”) in exchange for FREE stock; and

WHEREAS, Individuals desire and agree to enter in to Confidentiality and Non-Compete Agreements, and certain other agreements (as individually outlined in Exhibit “I” as “Individual Documents”) on or before closing that directly relate to the FREE business plan, in exchange for FREE stock;

WHEREAS, TMTP agrees to deliver thirty million shares (30,000,000) of voting common stock to FREE upon satisfactory receipt of all WWW and Individual Assignments, Documents & Agreements.

NOW THEREFORE, for the mutual consideration of the mutual promises, covenants and undertakings  set forth herein and other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, with the intent to be obligated legally and equitably, the parties agree as follows:

1. Plan of Merger & Assignments

It is hereby agreed that 51% (37,418,778) of the issued and outstanding capital stock of FREE shall be acquired by TMTP in exchange for (a) 30,000,000 shares of  TMTP common voting stock (b) the WWW Documents and Assignment Agreements to FREE, and (c) the Individual Documents & Assignments to FREE.

2. Exchange of Shares

All Parties shall agree that on the Closing Date or at the Closing as hereinafter defined, the TMTP Common Stock shall be delivered to FREE in exchange for the FREE Shares, and FREE shares shall be delivered to FREE Individuals, as follows:

(a)  At Closing, TMTP shall, subject to the conditions set forth herein, issue an aggregate of thirty million (30,000,000), shares of TMTP Common  Stock for immediate delivery to the FREE Shareholders in exchange for thirty seven million four hundred eighteen seven hundred seventy eight shares(37,418,778) in order for TMTP ownership in FREE to equal fifty one(51%) of the total shares outstanding  after acquisition.

(b) At Closing, FREE shall, subject to the conditions set forth herein, issue an aggregate of 49% (35,951,375) shares of FREE Common  Stock for immediate delivery to the Individuals in exchange for certain documents and assignments.

3. Pre-Closing Events

The Closing is subject to the completion of the following:

(a) FREE shall have authorized 200 million shares of $0.01 par value common stock and on or before Closing in accordance with federal and state laws,

(b) WWW shall demonstrate to the reasonable satisfaction to TMTP that it has no other material assets, no liabilities contingent or fixed, and/or no third party agreements, no other corporations or assignments, other than those disclosed and attached hereto (hereinafter “WWW Related Outside Business” in Exhibit “J”).  WWW swears that there are no other agreements, third party compensation plans, affiliates, ownership agreements, assets or liabilities or corporations, or forms of corporations, that are directly or indirectly related to the operation of FREE, or could be construed as in competition with FREE..  .

(c ) Individuals shall to the reasonable satisfaction to TMTP that it has no other material assets, no liabilities contingent or fixed, and/or no third party agreements, no other corporations or assignments, other than those disclosed and attached hereto (hereinafter “Individual Related Outside Business” in Exhibit “K”). Individuals swear that there are no other agreements, third party compensation plans, affiliates, ownership agreements, assets or liabilities or corporations, or forms of corporations, that are directly or indirectly related to the operation of FREE, or could be construed as in competition with FREE..  .

4. Other Events Occurring at Closing:

At closing, the following shall occur::

With satisfaction of all other closing requirements, TMTP shall file an amendment to its Articles of Incorporation with the Secretary of State of the State of Florida effecting an amendment to its Articles of Incorporation to reflect (a) the issuance of additional 30,000,000 voting common shares, (b) the issuance of 30,000,000 voting common shares to FREE; and (c) the addition of Manny Vierra to the Board of Directors, (hereafter “TMT Closing Documents as seen in Exhibit “L”)

5.  Other Events Occurring after Closing

After closing the following shall occur:

(a)

Financing Transaction: TMTP, with the cooperation of All Parties, shall provide best efforts to obtain public and/or private company financing, to pay for the sales, marketing, production, inventories, payroll, infrastructure and administrative costs to develop FREE products and services.  All Parties shall collectively develop a new Business Plan (hereinafter “The New Plan”) to determine the amount of capital required for executing the First Phase of The New Plan.  The First Phase of The New Plan will consist of the first six months, planned company operating expenses, after acquiring the financing.  Upon financing acquisition TMTP will provide FREE a  Note (hereinafter the “Post-Merger Note”) in a form and substance satisfactory to the FREE board of directors, and subject to final documentation.  All Parties agree to have The New Plan completed, including itemization of all projected revenues and expenses in a detailed line itemed format on or before September 30, 2007.

(b)

Subject to approval, FREE will provide Individuals with a Note in a predetermined amount to satisfy all FREE approved, pre-merger expenses relating to assignments, and direct business expenses, assets and liabilities from which FREE benefits (“Individual Pre-Merger Expenses” as seen in Exhibit “M”).

(c)

Post-Merger Expense Reporting & Procedures:  All Parties shall collectively prepare Monthly Expense Reporting & Procedure Rules for FREE (hereinafter “The Expense Report”) for FREE.  Immediately effective, after closing, all FREE company expense reports shall be filled out and submitted monthly.  Any expense above $100 must be approved by FREE in writing and/or by email format.  No Individual may enter in to any liability, expense, agreement or asset acquisition, above $100 without seeking approval from FREE.  All Parties agree to have The Expense Report & Procedure Rules completed on or before 30 days after closing.  Final Terms of the Rules shall be approved by the FREE Board of Directors.

(d)

Post- Merger Individual Expenses:  FREE shall post on the balance sheet, as a Note to Individual, any FREE approved Individual Company related expenses.  Final Terms of the Notes shall be determined by the FREE Board of Directors.

(e)

Assigned Liabilites to FREE:   FREE will guarantee payment of approved liabilities set forth in the Closing Documents  Any payments made by Individuals, prior to finance acquisition, shall go on the FREE balance sheet as a notes payable to Individual.  Final Terms of the Notes shall be determined by the FREE Board of Directors.

(f)

Employee Incentive Plan:  FREE shall enter in to an employment agreement, with certain individuals, which shall consist of base salary, benchmark bonuses, residual commissions, stock options and/or warrants in TMTP and FREE, health & life insurance and 401-K.  The employee compensation shall begin immediately upon financing of The Plan.  Within 30 days of closing, FREE shall establish the  terms of the Employee Incentive Plan.  Final Terms of the Employee Plan shall be determined by the FREE Board of Directors.

(g)

Employee Start-Date:  Upon The Plan funding, Manny Vierra agrees to immediately  provide his current employer no more than two weeks termination notice, and begin working full time and exclusively for FREE.

(h)

Buy / Sell Agreement:  TMTP will provide FREE two stock purchase right options: (1) TMTP grants FREE first right of refusal, on any acceptable third party purchase offer, for its common shares in FREE.  The first right of refusal will be granted to FREE during its life as a subsidiary of TMTP, or as an IPO, post-spin off.  (2) At any point after closing and during the first 2 years, and while FREE is a subsidiary of TMTP, TMTP has the option to sell to FREE, its shares in FREE at 100% premium to TMTP market stock price.  Market price shall be determined by the lower of the mean average value of the TMTP stock price, as recorded, over the previous 3 month period, or at the price per share of the last FREE PPM completely funded at the time the offer is made. FREE will have final veto rights on any new stock to be issued in FREE.

(i)

TMT Capital Corporation intends to spin off FREE as a separate publicly traded company (“IPO”), and will agree to sell, on a post-IPO basis, 22,011,045 shares to FREE and/or to Individuals. Benchmarks and timing for the spin off shall be determined by the board of directors of FREE and TMTP.

(j)

On or as soon as practicable after the Closing Date, FREE will immediately cause to be issued, the FREE Shareholders their stock certificates and option agreements, representing their shares of FREE Common Stock, for which the shares of FREE Common Stock are to be exchanged at Closing.

(k)

On or as soon as practicable after the Closing Date, TMTP will immediately cause to be issued, the TMTP stock certificates and option agreements, representing their shares of TMTP Common Stock, for which the shares of TMTP Common Stock are to be exchanged at Closing.

(l)

All Parties will be restricted in their sales of the TMTP & FREE Shares and Options in accordance with the amount limitations of Rule 144 for “insiders” or “affiliates”.

6. Representations of WWW:

Each WWW Managing Member & Officer hereby represents and warrants effective this date and the Closing Date as follows:

(a)

Except as may be noted in Exhibit "B", WWW is free from claims, liens, or other encumbrances, and at the Closing Date and WWW will have good title and the qualified right to transfer and dispose of such documents, agreements and assignments;

(b)

Said WWW Managing Member is the sole owner of the issued and outstanding WWW Stock as set forth in Exhibit "A";

(c)

WWW is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against WWW.

(d)

WWW has no subsidiary or affiliated corporations except as described in writing to TMTP in Exhibit “J”.

(e)

WWW has made all material corporate financial records, minute books, and other corporate documents, agreements and records available for review to present management of TMTP and FREE prior to the Closing Date, during reasonable business hours and on reasonable notice.

(f)

All disclosure information regarding WWW, which is to be set forth in disclosure documents of WWW or otherwise delivered to TMTP by WWW, for use in connection with the Merger described herein is true, complete and accurate in all material respects.

(g)

WWW represents that the only liabilities that exist, related to FREE new business, are detailed on Exhibit “B”

(h)

WWW has not entered in to any distribution or territory agreements for related products or services, or granted any rights to products or services other than what is detailed in Exhibit “B”.

(i)

At Closing, the officers and directors and managing members of WWW shall have resigned in writing from their positions in WWW effective upon the election and appointment of the FREE and TMTP director nominees.

(j)

WWW represent that they have not entered in to any finders fee agreements or residual payment agreement relating to this transaction, or future related transaction, such residual income related to future earning of FREE or affiliated vendors.

(k)

At Closing, WWW shall, subject to the conditions set forth herein, immediately dissolve WWW, execute all appropriate dissolution documents, and submit filing to the State of Nevada, as detailed in Exhibit “H”.

Representations of Individuals:

Each Individual hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing Date:

(a) As noted in Exhibit "I", the Individual are the sole owners of record and/or beneficial of their own respective Documents and Assignments.

(b) Individuals have no competitive ownership in or outstanding or authorized capital stock, warrants, options or convertible securities in competitive entities other than as described in  Exhibit "K", attached hereto.

(c) Since the date of the filing of the Patent, there has not been any material or adverse changes in the status of the filing, that may effect the outcome of the filing.

(d) Individuals are not a party to any material, pending litigation or, to its best knowledge, any governmental investigation or proceeding, and to its best knowledge, no material claims are threatened against Individuals, as it relates to the patents.

(e) Individuals have no subsidiary or affiliated corporations except as described in writing to TMTP in Exhibit “K”.

(f)  Individuals have made all material corporate financial records, minute books, and other corporate documents, agreements and records available for review to present management of TMTP and FREE prior to the Closing Date, during reasonable business hours and on reasonable notice.

(g)  All disclosure information regarding Individuals, which is to be set forth in disclosure documents of Individuals or otherwise delivered to TMTP by Individuals, for use in connection with the Merger described herein is true, complete and accurate in all material respects.

(h)  Individuals represents that the only liabilities that exist, related to FREE new business, are detailed on Exhibit “B & E”

(i)  Individuals have not entered in to any distribution or territory agreements for related products or services, or granted any rights to products or services other than what is detailed in Exhibit “E”.

(j)  Individuals represent that they have not entered in to any finders fee agreements or residual payment agreement relating to this transaction, or future related transaction, such residual income payments related to future earning of FREE or affiliated vendors, other than what is disclosed in Exhibit E & I.

(k)  Individuals agree to assign any existing or future patents to FREE that are, and/or could be, or would be construed as competitive in nature to FREE. Other patents currently filed, or construed as competitive to FREE are listed on Exhibit “E”.

7.  Representations of TMTP

TMTP, to the best of its knowledge, hereby represents and warrants as follows, each of which representations and warranties shall continue to be true as of the Closing Date:

(a) As of the Closing Date, the TMTP issuance of Shares, to be issued and delivered to the FREE Shareholders hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued shares of TMTP common stock, fully-paid and non-assessable.

(b) TMTP has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of TMTP. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or by-laws of TMTP.

(c) The TMTP Financial Statements are complete, accurate and fairly present the financial condition of TMTP as of the dates of current SEC filings and the results of its operations for the periods then ended.  There are no material liabilities or obligations either fixed or contingent not reflected therein.  The TMTP Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of TMTP as of the dates thereof and the results of its operations and changes in financial position for the periods then ended.

(d) TMTP is duly organized, validly existing and in good standing under the laws of the State of Florida; has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact on it.

(e) TMTP has filed all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, including all SEC reports, which are due or required to be filed by it prior to the date hereof and as of the date of Closing, except where the failure to do so would have no material adverse impact on TMTP, and has paid or made adequate provision in the TMTP Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. TMTP is not delinquent or obligated for any tax, penalty, interest, delinquency or charge other than disclosed in this Agreement.

(f) There are no existing options, calls, warrants, preferred stock, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of TMTP, and other than as contemplated in this Agreement, or that have been disclosed by the Company through its filings with the SEC.

(g)  TMTP common stock is currently approved for quotation on the OTC Bulletin Board under the symbol "TMTP" and there are no stop orders in effect with respect thereto.

(h) All information regarding TMTP which has been provided to All Parties or otherwise disclosed in connection with the transactions contemplated herein is true, complete and accurate in all material respects.  TMTP specifically disclaims any responsibility regarding disclosures of WWW or Individuals, its business or its financial condition.

(i) TMTP shall prepare and timely file with the Securities and Exchange Commission one or more Forms 8-K, which shall report the consummation of the transactions described herein and include the financial statements and financial information of FREE as required.

(j) TMTP shall deliver on behalf of the TMTP Shareholders a letter commonly known as an "Investment Letter," signed by majority shareholders, acknowledging that the FREE Shares are being acquired for investment purposes.

(k) TMTP represents and warrants that there are Finders Fees to be paid to Coast To Coast Consultants, as outlined in Exhibit “N”.

8. Closing

The Closing of the transactions contemplated herein shall take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing is expected to take place on or about August 15, 2007, unless extended by mutual consent of All Parties hereto. The "Closing Date" of the transactions described herein shall be that date on which all conditions set forth herein have been met and the TMTP Shares are issued in exchange for the FREE Common Stock.

Should there be any missing documents, as required in the Exhibit at closing, or material misrepresentations (hereinafter “Defect”) by any  Parties in the transaction, that Party shall have 14 days to cure the defect, or return their shares in FREE, and the shares shall be retired.  Notice of any material Defect shall be provided to the Party in writing, by certified mail, and the Party shall have 14 days thereafter to perform and cure.

9. Conditions Precedent to Obligations of All Parties

All Parties obligations, under this Agreement, are subject to fulfillment, prior to or as of the Closing and/or the Closing Date, as indicated below, of each of the following conditions:

(a) The representations and warranties by or on behalf of  All Parties contained in this Agreement or in any certificate, assignment or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing and Closing Date as though such representations and warranties were made at and as of such time.

(b) All Parties shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

(c) On or before the Closing, the board of directors, and shareholders representing a majority interest of the outstanding common stock of All Parties, shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(d) On or before the Closing Date, WWW and FREE shall have delivered to TMTP copies of resolutions of the board of directors, managing members and shareholders, approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable TMTP to comply with the terms of this Agreement including the election of TMTP’s nominees to the Board of Directors of TMTP and all matters outlined herein.

(e) On or before the Closing Date, WWW  and FREE shall have delivered to TMTP copies of resolutions of the board of directors, managing members and shareholders, approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable TMTP to comply with the terms of this Agreement including the election of TMTP’s nominees to the Board of Directors of TMTP and all matters outlined herein.

(f) The Merger shall be permitted by applicable law and TMTP and FREE shall have sufficient shares of its capital stock authorized to complete the Acquisition.

(g) At the Closing, all instruments and documents delivered to TMTP and TMTP Shareholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for TMTP.

(h) The shares of restricted TMTP capital stock to be issued to FREE Shareholders at Closing will be validly issued, non-assessable and fully-paid under Florida corporation law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

(i) All Parties shall have received the advice of their tax advisor, if deemed necessary by them, as to all tax aspects of the Merger.

(j) All Parties shall have received all necessary and required approvals and consents from required parties and its majority shareholders.

10. All obligations of All Parties under this Agreement are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

11. Indemnification

At all times after the date of this Agreement, TMTP, FREE, WWW and Individuals agree to indemnify and hold harmless each Party, at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney’s fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnifying party, an indemnifying party’s breach of covenant or warranty or an indemnifying party’s non-fulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

12. Nature and Survival of Representations

All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one year from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

13. Documents at Closing

At the Closing, all documents and agreements referenced in this Agreement and/or Exhibits shall be delivered by All Parties.

14. Miscellaneous

15. Further Assurances

At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

15.1 Waiver

Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

15.2 Amendment

This Agreement may be amended only in writing as agreed to by all parties hereto.

15.3 Notices

All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

15.4 Headings

The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

15.5 Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.7 Governing Law

This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.

15.8 Binding Effect

This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

15.9 Entire Agreement

This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

15.10 Time

Time is of the essence.

15.11 Severability

If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

SIGNATURES

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

TMT Capital Corporation
By: /s/ TANIA M. TORRUELLA
Name: Tania M. Torruella
Title: CEO

World Wide Wireless LLC
By: /s/ JERRY BERMAN
Name: Jerry Berman
Title: Managing Member

Freedom Wireless Corporation
By: /s/ MANNY VIERRA
Name: Manny Vierra
Title: President

Chris Van der Mere
By: /s/ CHRIS VAN DER MERE
Title: As Individual

Company Name:
Title: _____________________
By: ______________________

Manny Vierra
By: /s/ MANNY VIERRA
Title: As Individual

Company Name:
Title: _____________________
By: ______________________

Jerry Berman
By: /s/ JERRY BERMAN
Title: As Individual

Company Name:
Title: _____________________
By: ______________________

Tania M. Torruella
By: /s/ TANIA M. TORRUELLA
Title: Managing Member

The Torruella Family Trust
Charly McCue
By:______________________

EXHIBIT LISTS

Exhibit A

World Wide Wireless LLC Managing Members, Members, Officers and Shareholders:

a.

Managing Member – Jerry Berman

b.

Members – Jerry Berman

c.

Officers – Jerry Berman

d.

Shareholders - Jerry Berman

Exhibit B

World Wide Wireless LLC Assets & Liabilities

1.

Patent Agreements

2.

Manufacturing Agreements

Exhibit C

World Wide Wireless LLC Assignments to FREE

1.   Patent Agreements

2.

Manufacturing Agreements

Exhibit D

Individuals And Respective Entity

1.

Chris van der Merwe

Entity Information:

Name:

C Enterprises LLC

Address

:

____________________________

_____________________________

Tax ID #:

_____________________________

2.

Manny Vierra

Entity Information:

Name:

MV Group LLC

Address

:

____________________________

_____________________________

Tax ID #:

_____________________________

3.

Jerry Berman

Entity Information:

Name:

Coast to Coast Investments Inc.

Address

:

____________________________

_____________________________

Tax ID #:

_____________________________

4.

Mike Benkert

Entity Information:

Name:

The 1990 Benkert Family Trust

Address

:

____________________________

_____________________________

Tax ID #:

_____________________________

5.

Steve HSV

Entity Information:

Name:

_____________________________

Address

:

____________________________

_____________________________

Tax ID #:

_____________________________

Exhibit E

Individual and/or Entity Related Assets & Liabilities

6.

 Chris van der Merwe

a.

Transfer of Current Assigned Patent Agreement to FREE

b.

Agreement to Transfer Second Patent to FREE

c.

Agreement to Transfer Future Patents to FREE

d.

Jamaica Licenses

e.

Howell Holdings Sales Contract

f.

3 Switch Agreements @ $18,000.00 Each

g.

Trademark Rights to “Who’s Who In The Zoo”

7.

Manny Vierra - None

8.

Jerry Berman - None

9.

Mike Benkert - None

10.

Steve HAS - None

Exhibit F

Individual and/or Entity Related Assignments Agreements to FREE

Chris van der Merwe

a.

Transfer of Current Assigned Patent Agreement to FREE

b.

Agreement to Transfer Second Patent to FREE

c.

Agreement to Transfer Future Patents to FREE

d.

Jamaica Licenses

e.

Howell Holdings Sales Contract

f.

3 Switch Agreements @ $18,000.00 Each

g.

Trademark Rights to “Who’s Who In The Zoo

Exhibit G

The FREE Business Plan

Attached – Freedom Brochure

Exhibit H

Other World Wide Wireless Closing Documents

a.

Managing Member Resolution to Dissolve WWW

Exhibit I

Other Individual and/or Entity Related Closing Documents

1.

Manny Vierra

a.

WWW resignation letter

b.

TMTP & FREE Confidentiality Agreement

c.

TMTP & FREE Non-Compete Agreement

2.

Chris van der Merwe

a.

TMTP & FREE Confidentiality Agreement

b.

TMTP & FREE Non-Compete Agreement

3.

Jerry Berman

a.

TMTP & FREE Confidentiality Agreement

b.

TMTP & FREE Non-Compete Agreement

4.

Mike Benkert

a.

TMTP & FREE Confidentiality Agreement

b.

TMTP & FREE Non-Compete Agreement

5.

Steve HSA

a.

TMTP & FREE Confidentiality Agreement

b.

TMTP & FREE Non-Compete Agreement

Exhibit J

WWW Related Outside Business Disclosure

a.  NONE

Exhibit K

Individual and/or Entity Related Outside Business Disclosure

a.

Chris van der Merwe

a.  IP Switch in El Salvador

b  Consultant with World-Tel

b.

Manny Vierra

a. NONE

c.

Jerry Berman

a. NONE

d.

Mike Benker

a.  NONE

e.

Steve Hsu

a.

b.

c.

Exhibit L

TMT Capital Corporation Closing Documentation

a.

Board Resolution to add Director

b.

Board Resolution to increase issued shares

c.

Board Resolution to add subsidiary

d.

Board Resolution to purchase shares in FREE

e.

Board Resolution to issue shares to FREE

Exhibit M

Individual and/or Entity Related Pre-Merger Expenses

Chris van der Merwe

a.

b

c

Manny Vierra

a.

b.

c.

Jerry Berman

a.

b.

c.

Mike Benker

a.

b.

c.

Steve __________

a.

b.

c.

Exhibit N

Coast To Coast Finders Fee Agreement

Attached

Exhibit O

Free Closing Documents

a.

Board Resolution to add Directors

b.

Board Resolution to increase issued shares

c.

Board Resolution to purchase shares in TMTP

d.

Board Resolution to issue shares to TMTP

Exhibit P

FREE Shareholder Schedule

TMT Capital Corporation	37,418,778
Individualsand/or Respective Entity	35,951,375
Total Shares Issued	73,370,153

Individual and/or Respective Entity Breakdown:

18,507,400
Chris
6,823,204
Manny Vierra
6,823,202
Jerry Berman
1,500,000
Mike Benker
1,797,568
Steve HAS
250,000
Blu
250,000
Jay

TMTP Stock Option Schedule:

7,650,000
Chris
2,850,000
Manny Vierra
2,850,000
Jerry Berman
600,000
Mike Benker
750,000
Steve HAS
150,000
Blu
150,000
Jay

FREE Stock Option Schedule:

10,000,000
The Torruella Family Trust LLC
2,000,000
Susan Stans
1,000,000
Charly McCue
2,000,000
TMT Capital Corporation

Exhibit Q

Documents Required Within 30 days Post-Closing

i.	Transfer of Current Assigned Patent Agreement to FREE
ii.	Agreement to Transfer Second Patent to FREE
iii.	Agreement to Transfer Future Patents to FREE
iv.	Transfer of Jamaica Licenses
v.	Transfer of Howell Holdings Sales Contract
vi.	Transfer 3 Switch Agreements @ $18,000.00 Each
vii.	Transfer Trademark Rights to “Who’s Who In The Zoo”
viii.	Transfer Manufacturing Agreement
ix.	Pre-Merger Expense Note
x.	Post-Merger Expense Note
xi.	Assumption of Liability Note
xii.	Employee Incentive Plan

xiii.	Expense Report Rules & Regs
xiv.	Non-Compete Agreements
xv.	Confidentiality Agreements
xvi.	Investment Letter
xvii.	Patent Assignments
xviii.	Restructured Manufacturing Agreements
xix.	The New Business Plan – Grushko
xx.	Issue TMTP Stock Certs
xxi.	Issue FREE Stock Certs
xxii.	Issue TMTP Stock Options
xxiii.	TMTP Stock Option Agreement
xxiv.	Issue FREE Stock Options
xxv.	FREE Stock Option Agreement